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                                                                      EXHIBIT 24
STATE OF ALABAMA     )
COUNTY OF JEFFERSON  )

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director whose signature appears below hereby constitutes and appoints Alton E. Yother and John
D. Buchanan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign a registration statement of SouthTrust Corporation on Form S-8 relating to the stock option plan for Founders Bancshares, Inc., including all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with any state securities commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

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
Dated as of this 30th day of April, 2003.                                     /s/ JULIAN W. BANTON
                                                                        ---------------------------------
                                                                                Julian W. Banton


                                                                        ---------------------------------
                                                                                 Carl F. Bailey

Dated as of this 30th day of April, 2003.                                     /S/ JOHN M. BRADFORD
                                                                        ---------------------------------
                                                                                John M. Bradford

Dated as of this 30th day of April, 2003.                                     /S/ THOMAS H. COLEY
                                                                        ---------------------------------
                                                                                 Thomas H. Coley


                                                                        ---------------------------------
                                                                                 William A. Coley

Dated as of this 30th day of April, 2003.                                     /S/ GARRY N. DRUMMOND
                                                                        ---------------------------------
                                                                                Garry N. Drummond


                                                                        ---------------------------------
                                                                                H. Allen Franklin
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
                                                                        ---------------------------------
                                                                                William C. Hulsey


                                                                        ---------------------------------
                                                                                 Donald M. James

                                                                               /s/ Allen J. Keesler
Dated as of this 30th day of April, 2003.                               ---------------------------------
                                                                                 Allen J. Keesler

                                                                               /s/ Judy M. Merritt
Dated as of this 30th day of April, 2003.                               ---------------------------------
                                                                                 Judy M. Merritt


                                                                        ---------------------------------
                                                                                  Van L. Richey
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